Exhibit 99.1

Investor Presentation March 2023 Genie Energy Ltd (NYSE: GNE)

Safe Harbor Statement 2 This presentation contains forward - looking statements. Statements that are not historical facts are forward - looking statements and such forward - looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward - looking statements include: • statements about Genie’s and its divisions’ future performance; • projections of Genie’s and its divisions’ results of operations or financial condition; and • statements regarding Genie’s plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products and offerings. Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "g uid eline," "aim," "will," "should," “likely,” "continue" and similar expressions are intended to identify forward - looking statements but ar e not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward - looking statements and all such forward - looking statements are qualified in their entirety by reference to the following cautionary statements. Forward - looking statements are based on Genie’s current expectations, estimates and assumptions and because forward - looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond the Genie’s control. Such known and unknown risks, uncertainties and other factors may cause Genie’s actual results, performance or other achievements to differ materially from the anticipat ed results, performance or achievements expressed, projected or implied by these forward - looking statements. These factors include those discussed under the headings "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations in Genie’s periodic filings made with the Securities and Exchange Commission. Genie cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward - looking statements. Forward - looking statements speak only as of the date they are made and are statements of Genie’s current expectations concerning future results, events and conditions and Genie is under no obligation to update any of the forward - looking statements, whether as a result of new information, future events or otherwise.

3 Genie Energy At A Glance *as of 12/31/22 ** from continuing operations ***see recons in appendix $316M 2022 Revenue 49.1% 2022 GM $83M 2022 Adj. EBITDA*** ~2.8% Dividend Yield (3/17/23) $15.7M 2022 Stock Repurchased Genie Energy Ltd. Genie Retail Energy (GRE) Genie Renewables (GREW) Genie is a leading provider of electricity, natural gas and green energy to retail and commercial customers in the U.S. $2.28 2022 GAAP EPS** ~2.0X EV/2022 Adj. EBITDA $105M Cash (no debt)* $78M 2022 Operating Inc.

4 Track Record of Driving Shareholder Returns Company Market Value @9/14/09 Most Recent Market Value * Genie Energy (NYSE: GNE) 10/28/11 (Spin - off) $285M IDT Corp (NYSE: IDT) $53M $860M IDW Media (NYSE American: IDW) 9/14/09 (Spin - off) $10M Straight Path Communications (NYSE: STRP) 7/31/13 (Spin - off) $2,164M (sold to VZ 2/18) Rafael Holdings (NYSE: RFL) 3/26/18 (Spin - off) $39M Zedge (NYSE American: ZDGE) 6/1/16 (Spin - off) $32M Total $53M $3,390M * Based on Yahoo market value as of 3/20/23 Experienced Management Team/Board CEO Michael Stein CFO Avi Goldin Chairman Howard Jonas Lead Ind. Dir. Wesley Perry

Investment Highlights 5 Large market opportunity Attractive Growth Profile Portfolio & Risk Management Are Differentiators Strong Balance Sheet/Cash Flow Provide Strategic Flexibility

LARGE MARKET OPPORTUNITY

Our Opportunity: Selling Electricity & Natural Gas in De - Regulated U.S. Markets… • GRE has a presence in 18/28 states + Washington D.C. • Additional states considering de - regulation in various forms 7

…And in Developing, Owning & Operating Solar Farms

Favorable Regulatory Environment

"In the next half decade, the long-term tax incentives and manufacturing provisions in the IRA provide the market certainty needed to boost expected solar deployment by over 40% compared to pre-IRA projections."

- Solar Energy Industry Association

141GW*

Installed Capacity

~5%*

% of Total US Electricity Generation

~50%*

of new grid capacity (22)



Community

8X

DOE Est. Growth thru 2025



Commercial

>600K

Commercial Facilities

1%

Penetration



Utility

Components

Shortages due to global supply chain issues

8

**Solar Energy Industry Association*

ATTRACTIVE GROWTH PROFILE

Our Organic Growth Strategy is… 10 Retail • Take share in existing markets • Opportunistically expand retail book geographically • Introduce new products • Focus on customer retention to manage churn Solar • Develop, own & operate solar farms • Differentiate solar through vertical integration

…Complemented by Inorganic Growth Retail Acquisitions – customer books or companies 01 Direct purchase & development of solar farms by GREW 02 General Partner for Sunlight Energy Investments - owned solar farms 03 Acquire new renewable technologies 04 11

Attractive Financial Returns Targeted payback period tailored to product & customer type How We Grow in Retail Multiple sales channels Diverse portfolio of products Deep data analysis to identify market opportunities & optimize offerings Targeted M&A Hedging strategies reduce commodity volatility risk Geographic diversity reduces weather/regulatory risks Utilities assume bad debt risk in most markets Superior customer service Customer rewards program Customers Acquisition Risk Management Customer Retention 12

How We Grow in Solar: Vertical Integration 13 GREW Genie Solar Originate, design, C&I Designs/manufactures solar panels w/non - China operations (no supply chain issues) Customer acquisition, billing & management services Diversegy - complementary sales channels Sunlight Energy Investments (SEI) Investment vehicle Third - party Capital

PORTFOLIO AND RISK MANAGEMENT

» Hedged customer book heading into colder months » Long Energy in U.S. and Europe 2H21 » UK energy market disintegrates » Exited UK - still returned cash to U.S. Global Events: Energy Crisis in Europe » Long Energy » Portfolio management of low margin customers in U.S. drives strong margins GRE » Long Energy (most competitors unhedged) » Market decayed, value of hedges > value of business » Sold/exited most of business Sweden Hedging Program Provides Portfolio Optionality Results: » Record gross margin, adjusted EBITDA & cash flow » Paid dividends, repurchased common/preferred stock & provided investment capital for attractive projects 15

FINANCIAL SUMMARY

17 GNE: Significant Margin Expansion and Adj. EBITDA Growth * 25% 30% 35% 40% 45% 50% 55% $0 $50 $100 $150 $200 $250 $300 $350 $400 2019 2020 2021 2022 Revenue Operating Income Adj. EBITDA Gross Margin $m *Pro forma excluding the impact of Texas Winter Storm Uri, GREI a/o 12/31/22. Please see reconciliations in Appendix

Driven by GRE Strength* 18 25% 30% 35% 40% 45% 50% $0 $50 $100 $150 $200 $250 $300 $350 2019 2020 2021 2022 Revenue Op. Inc. Adj. EBITDA Gross Margin $m *Pro forma excluding the impact of Texas Winter Storm Uri operations a/o 12/31/22. Please see reconciliations in Appendix BS0

GREW Positioning for Future Growth * 19 0% 5% 10% 15% 20% 25% 30% 35% 40% -$5 $5 $15 $25 $35 2019 2020 2021 2022 Revenue Op. Inc. Adj. EBITDA Gross Margin $m * Please see reconciliations in Appendix ** pending permitting ***actively under evaluation or bid 2022+ » Formed Sunlight Energy Investments » Expanding salesforce Sold low margin solar panels Refocused business to drive margin improvements Moved into project ownership 65MW Acquired development rights** 1 +GW Pipeline*** BS0

Strong Balance Sheet Provides Optionality * 20 * As of 12/31/22 $0.0 $105.1 $138.1 $277.6 Debt Cash Working Capital Total Assets

Capital Allocation Strategy Drives Shareholder Returns 21 Common stock dividend (currently $0.075/quarter) Common Stock Preferred Stock Opportunities for outsized growth potential (e.g. Solar) Select M&A Retail Customer acquisition New retail markets New retail products Internal Reinvestment Corporate Development Dividend Share repurchases

Summary 22 Large market opportunity Attractive Growth Profile Portfolio & Risk Management Are Differentiators Strong Balance Sheet/Cash Flow Provide Strategic Flexibility

THANK YOU! Michael Stein Chief Executive Officer IR Contact: Brian Siegel Senior Managing Director Hayden IR (346) 396 - 8696 brian@haydenir.com Avi Goldin Chief Financial Officer

24 APPENDIX: *Pro - forma Financials * Pro - forma excluding the impact of Texas Winter Storm Uri a/o 12/31/21 $ (000's) 2019 2020 2021 2022 Revenue     Electricity $246,690 $270,890 $273,020 $241,830     Gas $39,930 $33,560 $38,810 $62,140 Total Revenue $286,610 $304,450 $311,830 $303,970 COGS     Electricity $180,160 $197,040 $188,480 $106,380     Gas $25,820 $19,100 $22,470 $44,610 Total COGS $205,990 $216,140 $210,950 $150,990 Gross Profit $80,620 $88,310 $100,880 $152,980 Gross Margin 28.1% 29.0% 32.4% 50.3% SG&A $53,450 $51,800 $56,190 $60,420 Pro-Forma EBITDA $28,340 $37,440 $46,000 $93,840 Genie Retail Energy BS0

25 Reconciliation Tables Slides 17,24 – Genie Energy Financials - Consolidated 2019 2020 2021 2022 Consolidated revenue (as reported) $300,100 $338,430 $323,270 $315,540 Less: Revenue of Genie Japan $1,400 $8,770 $3,930 --- Pro forma consolidated revenue $298,700 $329,660 $319,340 $315,540 Consolidated gross profit (as reported) $82,330 $91,480 $91,640 $154,780 Less Gross profit (loss) of Genie Japan ($240) $960 ($2,020) --- Gross (loss) profit from Winter Storm Uri --- --- ($10,000) --- Pro-forma consolidated gross profit $82,570 $90,520 $103,660 $154,780 Pro forma consolidated gross profit margin 27.6% 27.5% 32.5% 49.1% Income (Loss) from Operations $12,620 $23,140 $24,530 $77,740 Add Back: Non-Cash Compensation $1,050 $970 $2,820 $2,970 Depreciation & Amortization $1,960 $1,100 $440 $390 Impairment $400 $1,400 --- $2,070 Consolidated Adjusted EBITDA (as reported) $16,020 $26,610 $27,780 $83,160 Less: Adjusted EBITDA of Genie Japan ($4,500) ($3,340) ($3,360) --- Profit (loss) from Winter Storm Uri --- --- ($10,000) --- Adjusted EBITDA of GOGAS ($1,260) ($2,120) ($180) ($420) Pro forma consolidated Adjusted EBITDA $21,790 $32,070 $41,320 $83,580 BS0

26 Reconciliation Tables Slides 18 – GRE Financial Highlights 2019 2020 2021 2022 GRE revenue (as reported) $286,610 $304,450 $311,830 $303,970 GRE gross profit (as reported) $80,620 $88,310 $90,880 $152,980 Less Gross profit (loss) from Winter Storm Uri --- --- ($10,000) --- Pro-forma GRE gross profit $80,620 $88,310 $100,880 $152,980 Pro-forma GRE gross profit margin 28.1% 29.0% 32.4% 50.3% Income (Loss) from Operations $27,180 $36,510 $34,690 $92,560 Add Back: Non-Cash Compensation $460 $460 $930 $950 Depreciation & Amortization $700 $460 $380 $340 Impairment --- --- --- --- GRE Adjusted EBITDA (as reported) $28,340 $37,440 $36,000 $93,840 Less Profit (loss) from Winter Storm Uri ($10,000) --- Pro forma GRE Adjusted EBITDA $28,340 $37,440 $46,000 $93,840 BS0

27 Reconciliation Tables Slides 19 – GREW Financial Highlights 2019 2020 2021 2022 Income (Loss) from Operations ($2,890) ($2,570) $250 ($3,130) Add Back: Non-Cash Compensation --- --- --- --- Depreciation & Amortization $1,010 $330 $50 $50 Impairment $400 $1,400 --- --- GREW Adjusted EBITDA (as reported) ($1,490) ($850) $300 ($3,080) BS0